The Crabbe Huson Special Fund, Inc.
                         (the "Special Fund")
          The Crabbe Huson Real Estate Investment Fund, Inc.
                       (the "Real Estate Fund")
                  The Crabbe Huson Equity Fund, Inc.
                          (the "Equity Fund")
             The Crabbe Huson Asset Allocation Fund, Inc.
                     (the "Asset Allocation Fund")
                 The Oregon Municipal Bond Fund, Inc.
                  The Crabbe Huson Income Fund, Inc.
          The Crabbe Huson U.S. Government Income Fund, Inc.
       The Crabbe Huson U.S. Government Money Market Fund, Inc.
                      (collectively, the "Funds")

                           November 29, 1995


Portfolio Managers

            The Crabbe Huson Group, Inc. (the "Adviser") has added the following portfolio managers to the Equity, Asset Allocation and Special Fund.

            Marian Kessler and Robert W. Anton have joined the team of Richard S. Huson and John E. Maack, Jr. to manage the Equity and Asset Allocation Funds. Ms. Kessler joined the Adviser in August, 1995. From September, 1993 until July, 1995, Ms. Kessler was a portfolio manager with Safeco Asset Management. Between August, 1986 and June, 1993, Ms. Kessler was an equity analyst for IDS Financial Services. She brings more than 10 years of experience to the team. Mr. Anton joined the Adviser in June, 1995. Prior to joining the Adviser, Mr. Anton served seven years as Chief Investment Officer, Portfolio Manager at Financial Aims Corporation. Mr. Huson will continue to coordinate the Team.

            Mr. John W. Johnson joined the Adviser in May, 1995 to assist James E. Crabbe in management of the Special Fund Portfolio. Prior to joining the Adviser, Mr. Johnson was a private investment banker from November, 1991, to May, 1995. Between August, 1988, and November, 1991, Mr. Johnson was
Director of Equity Investments for Kennedy Associates.
Information concerning Mr. Crabbe may be found under "MANAGEMENT OF THE FUNDS" in the Prospectus. Mr. Crabbe will continue to coordinate the team.

Subadvisory Contract

            On September 6, 1995, the shareholders of the Real Estate Fund approved a Subadvisory Agreement among the Adviser, the Real Estate Fund and Aldrich, Eastman & Waltch, L.P. ("AEW"). Pursuant to the Subadvisory Agreement, AEW will be responsible for the day-to-day investment management of the Real Estate Fund, subject to the overall supervision of the Adviser and the Real Estate Fund's Board of Directors.

            AEW is a registered investment adviser founded in 1981. AEW is dedicated exclusively to building and managing real estate investment portfolio for institutional investors. AEW currently manages approximately $4.4 billion in assets.

            The general partner of AEW is AEW Holdings L.P. ("AEW Holdings"). The general partner of AEW Holdings is Aldrich,
Eastman & Waltch, Inc. ("AEW INC").   The Shareholders of AEW
INC include certain current and former executive employees of AEW. AEW's business address is 225 Franklin Street, Boston, MA 02110-2803.

            As compensation for its services, the Adviser will pay to AEW, at the end of each calendar month, a fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Fund (the "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Fund to the Adviser. The fee paid by the Adviser will not increase any of the fees incurred by the Fund, and will not affect the Adviser's agreement, terminable on 30 days' notice, to waive certain of its fees and/or reimburse expenses.

Administration Agreement

            The Funds have retained State Street Bank and Trust Company ("State Street") to provide administrative services to the Fund. Such services relate to accounting, compliance and operations. For such services, the Funds have agreed to pay State Street a fee based on the total assets managed by the Adviser. The fee shall be as follows: first $500 million managed by Adviser - .06%; next $500 million - .03%; thereafter
- .01%.  Each Fund will pay its pro rata share of such fee.

Amendment to Distribution Plans

            The directors of the Funds approved an amendment to the distribution plans ("Plans") adopted pursuant to rule 12b-1 under the 1940 Act that permits the Funds to distribute a portion of the funds available under the Plans directly to broker dealers, investment advisers and others that actively promote the sale of Fund shares. The amendment does not increase the total amounts that may be paid under the Plans.

Purchases and Redemptions

            Signature guarantees are now required with respect to redemptions by mail if the proceeds (a) exceed $15,000, (b) result from a 100% redemption of the account, (c) are to be paid to a person other than the record owner, (d) are to be sent to an address other than the address on the Transfer Agent's records, or (e) are to be paid to a corporation, partnership, trust or fiduciary. Redemptions processed through Crabbe Huson Instant Access may not exceed $100,000 per day.

            Subsequent investments may also be made through Crabbe Huson Instant Access. An investor who desires to purchase additional shares may call 1-800-235-2442 and purchase shares using the Instant Access Automated Information Service. The purchases will be recorded the next business day. Only investors who have provided current ACH bank information and authorizations can use this service. For information or application forms, call 1 (800) 235-2442. The Instant Access System also provides current account information, and permits redemptions and exchanges over the telephone.